UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2021
Sun Pacific Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Highway 9 South, Suite 388, Manaplan, New Jersey 07726
(Address of principal executive offices)
Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2021, Sun Pacific Holding Corp. (the “Company”) entered into a Net Profit Participation Agreement and Assignment (the “Agreement”) on behalf of their wholly owned subsidiary MedRecycler, LLC (“MRLLC”) and with MedRecycler-RI, Inc. (“MRRI”) wherein in order to secure permanent financing for their medical waste to energy project (the “Project”), the Company has agreed to relinquish its interest in the equity of MRRI held by MRLLC while the Company is provided an economic interest in the Project without liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)

Date:	June 3, 2021
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director